UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2007

PRO-FAC COOPERATIVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

0-20539	16-6036816
(Commission File Number)	(IRS Employer Identification No.)

590 WillowBrook Office Park, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

(585) 218-4210
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 7 – Regulation FD

Item 7.01.       Regulation FD Disclosure

On September 4, 2007, Pro-Fac Cooperative, Inc. issued a press release providing notice of the declaration by Pro-Fac’s Board of Directors of a dividend on Pro-Fac’s non-cumulative preferred stock and Class A cumulative preferred stock to shareholders of record on October 16, 2007. A dividend of $.375 per share on non-cumulative preferred stock will be paid on October 31, 2007 and a dividend of $.43 per share on Class A cumulative preferred stock will be paid on October 31, 2007.

Pro-Fac also announced in its press release that it will issue a Notice of Partial Redemption to all holders of record on September 4, 2007 of its outstanding Class A cumulative preferred stock, notifying such holders that Pro-Fac will redeem 64% of its Class A cumulative preferred stock from its holders of record on October 31, 2007. The redemption price for each share of Class A cumulative preferred stock is $25.00 per share. The redemption date will be October 31, 2007. On and after the redemption date, dividends on shares of Class A cumulative preferred stock called for redemption will no longer accrue, and holders of such shares will have no rights as holders of such shares other than the right to receive the $25.00 per share redemption price.

The Notice of Partial Redemption and related materials will be mailed to holders of record of Class A cumulative preferred stock on September 4, 2007. Pro-Fac has retained Georgeson Inc. as its information agent for the redemption and Computershare Trust Company as its paying agent. Questions concerning the redemption can be directed to Georgeson from within the U.S., Canada, and Puerto Rico at (888) 605-8346 and from outside those areas at (212) 440-9800.

Section 9 – Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 4, 2007 relating to dividends declared and issuance of Notice of Partial Redemption of Class A Cumulative Preferred Stock.

99.2	Form of Notice of Partial Redemption of Class A Cumulative Preferred Stock.

99.3	Form of Letter of Transmittal for Holders of Class A Cumulative Preferred Stock.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-FAC COOPERATIVE, INC.

September 4, 2007	By: /s/ Stephen R. Wright
Stephen R. Wright, Chief Executive
Officer, Chief Financial Officer, General
Manager and Secretary
(Principal Executive Officer and Principal
Financial Officer)

Exhibit Index

99.1	Press Release dated September 4, 2007 relating to dividends declared and issuance of Notice of Partial Redemption of Class A Cumulative Preferred Stock.

99.2	Form of Notice of Partial Redemption of Class A Cumulative Preferred Stock.

99.3	Form of Letter of Transmittal for Holders of Class A Cumulative Preferred Stock.